SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                            _____________________

                                  FORM 8-K
                            _____________________


             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                        COMMISSION FILE NO.: 33-14987-A



                        Date of Report: August 8, 2005


                             ABCOR PRODUCTS, INC.
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           (Exact name of registrant as specified in its charter)


         Florida                                            65-0023471
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 (State of other jurisdiction of                        (IRS Employer
  incorporation or organization                          Identification No.)


         826 Broadway, 9th Floor, New York, NY             10003
        ----------------------------------------------------------
        (Address of principal executive offices)        (Zip Code)


                              (212) 505-0282
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            (Registrant's telephone number including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Change in Fiscal Year

     On August 8, 2005 the Registrant's Board of Directors approved a change in the Registrant's fiscal year. The new fiscal year will end on December 31.

     Recently the Registrant was party to a share exchange with the shareholders of Care Recruitment Solutions International, Inc. Because the Registrant issued shares equal to 90% of its outstanding capital stock in connection with the share exchange, Care Recruitment Solutions International, Inc. is now considered the reporting entity for accounting purposes. For that reason, the Registrant has changed its fiscal year to conform to the fiscal year of Care Recruitment Solutions International, Inc.

     The Registrant will not file a report for a transition period as a result of the change in the Registrant's fiscal year, since there has been no change in the periods of the Registrant's financial statements.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 9, 2005                     ABCOR PRODUCTS, INC.

                                   By: /s/ Jeremy P. Feakins
                                   ----------------------------
                                   Jeremy P. Feakins, President


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